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                   NATIONAL SECURITY LIFE AND ANNUITY COMPANY
                          NSCORE XTRA VARIABLE ANNUITY
                          NSCORE LITE VARIABLE ANNUITY

      Supplement dated November 9, 2004 to the prospectus dated May 1, 2004

The following changes have been made to the NScore Xtra and NScore Lite variable annuity contracts issued by National Security Life and Annuity Company. All of the changes involve the terms of the heretofore un-issued GMIB "Plus" rider discussed in detail on page 24 of your variable annuity product prospectus. This supplement reflects conditions required by New York insurance laws in order to have the rider approved for issue by the Department of Insurance.

"In those states where permitted, we may also offer a GMIB "Plus" Rider. You may not have both the GMIB and GMIB Plus rider on the same contract. GMIB Plus is identical to GMIB except for four differences:

     (1) For GMIB Plus, any withdrawals you make during a contract year in excess of the amount that the guaranteed earnings base has increased during the year will reduce the guaranteed income base pro rata.

     (2) The annual charge for the GMIB Plus rider is 0.50% of the guaranteed income base instead of 0.55%.

     (3) The annual accumulation rate for the GMIB Plus rider will be 5.5% instead of 6%.

     (4) Regardless of the Annuitant's age when the rider is issued, the guaranteed earnings rate is reduced to 0% on the earlier of the date that the Annuitant attains age 85 or the date that is 24 years from the date that the rider is first issued."